UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

Precision Therapeutics Inc.

(f/k/a Skyline Medical Inc.)

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Skyline Medical Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2018, we amended certain Common Stock Purchase Warrants dated November 25, 2016 (the “Series C Warrants”), to lower the exercise price from $4.46 to $1.00 per share. The closing price of our common stock was $0.86 on January 30, 2018. The Series C Warrants, which cover 756,999 shares of our common stock, were issued in a registered offering to three investors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On February 1, 2018, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation to change our corporate name from Skyline Medical Inc. to Precision Therapeutics Inc., effective February 1, 2018. A copy of the Certificate of Amendment to Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with our name change, our board of directors amended our by-laws to reflect the corporate name Precision Therapeutics Inc., also effective on February 1, 2018. No other changes were made to our by-laws. A copy of the Amended and Restated By-laws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.

As a result of this change, our common stock trades on the NASDAQ Stock Market under the new ticker symbol “AIPT,” effective February 2, 2018. Our new CUSIP number for our Common Stock is 74033P 100 and for our Series E Warrants issued on January 9, 2018 is 74033P 118. Outstanding stock certificates for shares of the Company are not affected by the name change; they continue to be valid and need not be exchanged. A copy of the press release issued by us is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Certificate of Incorporation
3.2	Amended and Restated By-laws
10.1	Form of Amendment to Warrant
99.1	Press Release dated February 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2018

SKYLINE MEDICAL, INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer